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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          July 3, 1997
                                                 -------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                     0-20803                      74-2644120
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 (State or other               (Commission                 (I.R.S. Employer
  jurisdiction                 File Number)               Identification No.)
of incorporation)


5000 Plaza on the Lake, Suite 200, Austin, Texas                78746
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (512) 328-1112
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         Attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated July 3, 1997 which is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)        EXHIBITS

         99.1       Press release dated July 3, 1997





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 21, 1997

                                           IXC Communications, Inc.



                                           By:  /s/ JOHN J. WILLINGHAM
                                           ----------------------------
                                                John J. Willingham
                                                Senior Vice President
                                                Chief Financial Officer
                                                and Assistant Secretary





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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
99.1              Press release dated July 3, 1997




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